QUANT FUNDS
                  Statement of Additional Information

                            August 1, 1999

U.S. Equity Funds                     International Funds


Quant Small Cap Fund                  Quant International Equity Fund

Quant Mid Cap Fund                    Quant Emerging Markets Fund

Quant Growth and Income Fund          Quant Foreign Value Fund

      This Statement of Additional Information ("Statement") contains information which may be of interest to investors but which is not included in the Prospectus of Quant Funds (the "Trust"). This Statement is not a Prospectus and is only authorized for distribution when accompanied by the Prospectus of the Trust dated August 1, 1999, and should be read in conjunction with the Prospectus. This Statement incorporates by reference information from the Trust's Annual Report dated March 31, 1999. Investors may obtain a free copy of the Prospectus and/or the Annual Report by writing Quant Funds, 55 Old Bedford Road, Lincoln, MA 01773 or by calling 1-800-331-1244.


                           TABLE OF CONTENTS


                                                                  PAGE

INVESTMENT POLICIES AND RELATED RISKS............................   2

MANAGEMENT OF THE FUNDS..........................................   2

PORTFOLIO TRANSACTIONS...........................................  10

HOW TO INVEST....................................................  12

HOW TO MAKE EXCHANGES............................................  13

HOW TO REDEEM....................................................  14

CALCULATION OF NET ASSET VALUE...................................  14

DISTRIBUTIONS....................................................  15

TAXATION.........................................................  16

OTHER INVESTMENT PRACTICES.......................................  19

INVESTMENT RESTRICTIONS OF THE FUNDS.............................  24

PERFORMANCE MEASURES.............................................  25

THE QUANTITATIVE GROUP...........................................  30

EXPERTS..........................................................  30


                INVESTMENT OBJECTIVES AND POLICIES

      The Funds are series of an open-end, management investment company. The Funds are nondiversified. The investment objectives and policies of the Funds are summarized in the text of the Prospectus following the captions Fund Summary and Investment Policies and Related Risks. There is no assurance that those objectives will be achieved. This Statement contains certain additional information about those objectives and policies. Capitalized terms used in this Statement but not defined herein have the same meaning as in the Prospectus.

                        MANAGEMENT OF THE FUNDS

      The Trustees are responsible for protecting the interests of shareholders. The Trustees met periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds and review the Funds' performance. The majority of the trustees are otherwise not affiliated with the Funds.

Trustees and Officers

                                                                     Position with      Position with
                                                                     Distributor, U.S.  Manager,
                          Position                                   Boston Capital     Quantitative
Name, Address+ and Age    with Fund     Principal Occupation**       Corporation        Advisors, Inc.

ROBERT M. ARMSTRONG       Trustee       Associate, Keystone          None               None
Age:    60                              Associates (career
                                        management); formely
                                        President, Alumni Career
                                        Services, Inc.
                                        (consulting firm);
                                        Director of Alumni Career
                                        Services, Harvard University,
                                        Graduate School of
                                        Business Administration

JOHN M. BULBROOK          Trustee       President, John  M. Bulbrook  None              None
Age:    58                              Insurance  Agency, Inc.

EDWARD E. BURROWS         Trustee       Independent consulting        None              None
Age:   66                               actuary -  employee benefit
                                        plans; formerly Vice President
                                        and Director of Actuarial
                                        Services, Mintz, Levin, Cohn,
                                        Ferris, Glovsky and Popeo, PC
                                        (law firm/consulting); formerly
                                        President, The Pentad
                                        Corporation (employee benefit
                                        consultants and actuaries).

JOSEPH J. CARUSO        Trustee      Principal, Bantam Group, Inc.  None             None
Age: 57

FREDERICK S. MARIUS        Clerk,       President,General Counsel,     President        President
Age:  35                   Executive    U.S.  Boston Capital           General Counsel  General Counsel
                         Vice President Corporation

LEON OKUROWSKI*           Trustee,     Director and Vice President,   Director and     Director and
Age:  57                 Vice President, U.S. Boston Capital           Vice President   Treasurer
                           Treasurer     Corporation


WILLARD L. UMPHREY*        President,   Director and                  Director,        Director
Age:  59                   Chairman,    Treasurer,U.S. Boston         and Treasurer    and President
                           Trustee      Capital Corporation

RON ZWANZIGER              Trustee      Director, President,and       None             None
Age:    44                              Chief Executive Officer,
                                        Selfcare, Inc.

          +The mailing address of each of the officers and Trustees is 55 Old Bedford Road, Lincoln, Massachusetts 01773.

         *Messrs. Umphrey and Okurowski are "interested persons" (as defined in the Investment Company Act of 1940) of the Funds, the Manager or an Advisor.

      **The principal occupations of the officers and Trustees for the last five years have been with the employers shown above, although in some cases they have held different positions with such employers, with the exception of Mr. Marius who was employed by Putnam Investments, Inc. from 1992 to 1999 as in-house counsel and who joined U.S. Boston Capital Corp. and Quantitative Advisors, Inc. in 1999.

    Each Trustee receives an annual fee of $4,000.   For services
rendered during the fiscal year ended March 31, 1999, the Funds paid Trustees' fees aggregating $28,000.

    The following Compensation Table provides, in tabular form, the following data:

Column (1) All Trustees who receive compensation from the Trust. Column (2) Aggregate compensation received by a Trustee from all series of the Trust.
Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Trust. The Trust does not pay its Trustees such benefits.
Column (5) Total compensation received by a Trustee from the Trust plus compensation received from all funds managed by the Manager for which a Trustee serves. As there are no such funds other than the series of the Trust, this figure is identical to column (2).

                          Compensation Table
               for the fiscal year ended March 31, 1999

                                      Pension or                          Total
                                      Retirement         Estimated        Compensation
                      Aggregate       Benefits Accrued   Annual Benefits  From the Trust
Name of Person,       Compensation    As Part of Fund       Upon          and Fund Complex
Position, Age        from the Trust   Expenses           Retirement       Paid to Trustee

Robert M. Armstrong,    $4,000         N/A                N/A              $4,000
Trustee, 59

Edward A. Bond, Jr.     $4,000         N/A                N/A              $4,000
Trustee, 42

John M Bulbrook,        $4,000         N/A                N/A              $4,000
Trustee, 58

Edward E. Burrows,      $4,000         N/A                N/A              $4,000
Trustee, 66

Leon Okurowski,         $4,000         N/A                N/A              $4,000
Trustee, 57

Willard L. Umphrey,     $4,000         N/A                N/A              $4,000
Trustee, 59

Ron Zwanziger,          $4,000         N/A                N/A              $4,000
Trustee,


    The Trust's Agreement and Declaration of Trust provides that the Funds will indemnify their Trustees and officers against liabilities and expenses incurred in connection with the litigation in which they may be involved because of their offices with the Funds, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Funds or that such indemnification would relieve any officer or Trustee of any liability to the Funds or their shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Funds, at their expense, will provide liability insurance for the benefit of their Trustees and officers.

    Messrs. Umphrey and Okurowski, as officers of the Manager and the Distributor, will benefit from the management and distribution fees paid or allowed by the Funds and from brokerage commissions received by U.S. Boston Capital Corporation in connection with the purchase and sale of the Funds' portfolio securities.

   At July 21, 1999, the officers and Trustees as a group owned in the aggregate .90% of the outstanding Ordinary Shares of the Small Cap
Fund, 12.17% of the outstanding Institutional Shares of the Small Cap
Fund, 0.23% of the outstanding Ordinary Shares of the Mid Cap Fund,
51.17% of the outstanding Institutional Shares of the Mid Cap Fund,
0.40% of the outstanding Ordinary Shares of the Growth and Income
Fund, 26.87% of the outstanding Institutional Shares of the Growth and Income Fund, 0.40% of the outstanding Ordinary Shares of the International Equity Fund, 1.7% of the outstanding Institutional
Shares of the International Equity Fund, 2.6% of the outstanding
Ordinary Shares of the Emerging Markets Fund, 1% of the outstanding
Institutional Shares of the Emerging Markets Fund, 5.10% of the outstanding Ordinary Shares of the Foreign Value Fund, and 0% of the outstanding Institutional Shares of the Foreign Value Fund. On the same date, each of the following persons owned 5% or more of the then outstanding Institutional Shares of the Small Cap Fund:


Name and Address                                            % of Outstanding Institutional Shares

     Charles Schwab & Co., Inc.
     101 Montgomery Street
     San Francisco, CA  94104                                5.33%

     Pershing Division of Donaldson, Lufkin & Jenrette
     P.O. Box 2052
     Jersey City, NJ 07303                                  17.57%

     The John Dickson Home
     1701 Pennsylvania Avenue, N.W.
     Washington, DC  20006                                  14.35%

     National Postal Forum
     3998 Fair Ridge Drive
     Fairfax, VA  22033                                     11.59%

     U.S. Boston Corporation
     55 Old Bedford Road
     Lincoln, MA 01773                                      10.61%

     Temple Preservation Foundation
     1773-16th Street
     Washington, DC  20009                                   7.77%

     The Henry and Annie Hurt Home for the Blind
     1701 Pennsylvania Ave, N.W.
     Suite 1000
     Washington, DC  20006                                   6.60%

On the same date, each of the following persons owned 5% or more of the then outstanding Ordinary Shares of the Mid Cap Fund:

Name and Address                                          % of Outstanding Ordinary Shares

     Dover Instrument Corporation
     P.O. Box  200
     Westboro, MA  01581                                  11.05%

     Mr. George H. Howell
     107 Dudley Road
     Wayland, MA 01778                                     6.38%

On the same date, each of the following persons owned 5% or more of the then outstanding Institutional Shares of the Mid Cap Fund:

Name and Address                                          % of Outstanding Institutional Shares

     U.S. Boston Corporation
     55 Old Bedford Road
     Lincoln, MA  01773                                    33.62%

     Mr. James E. and Ms. Sandra G. Jones
     9 Stone Creek Park
     Owensboro, KY 42303                                   13.60%

     Ms. Lawrie Okurowski
     50 Musterfield Road
     Concord, MA  01742                                    10.44%

     State Street Bank and Trust Custodian for
     Marsha W. Vaughan IRA
     2122 Harpoon Drive
     Stafford, VA  22554                                    9.08%

     State Street Bank and Trust Custodian for
     Marlys Bernal
     2801 Baxley Hollow Ct.
     Herndon, VA  20171                                     7.78%

     U.S. Boston Corporation PSRP A/C Leon Okurowski
     55 Old Bedford Road
     Lincoln, MA  01773                                     7.10%

On the same date, each of the following persons owned 5% or more of the then outstanding Institutional Shares of the Growth and Income
Fund:

Name and Address                                            % of Outstanding Institutional Shares

     Dover Instrument Corporation
     P.O. Box 200
     Westboro, MA  01581                                    54.21%

     U.S. Boston Corporation
     55 Old Bedford Road
     Lincoln, MA  01773                                     15.89%

     Charles Schwab & Co., Inc.
     101 Montgomery Street
     San Francisco, CA  94104                                7.02%

On the same date, the following person owned 5% or more of the then outstanding Institutional Shares of the International Equity Fund:

Name and Address                                           % of Outstanding Institutional Shares

     Dover Instrument Corporation
     P. O. Box 200
     Westboro, MA  01581                                   89.82%

     U.S. Boston Corporation                                5.95%
     55 Old Bedford Road
     Lincoln, MA  01773

On the same date, the following person owned 5% or more of the then outstanding Institutional Shares of the Emerging Markets Fund:

Name and Address                                             % of Outstanding Institutional Shares

      Strafe & Co.
      P.O. Box  160
      Westerville, OH  43086-0160                            97.81%

On the same date, each of the following persons owned 5% or more of the then outstanding Ordinary Shares of the Foreign Value Fund:

Name and Address                                            % of Outstanding Institutional Shares

     Dermatology Associates of Concord, Inc.
     Profit Sharing Retirement Plan
     290 Baker Road
     Concord, MA 01742                                        6.13%

     Lowell Anesthesiology Service - PSRP
     60 East Street, Suite 1300
     Metheun, MA  01844                                       5.25%


On the same date, each of the following persons owned 5% or more of the then outstanding Institutional Shares of the Foreign Value Fund:

Name and Address                                           % of Outstanding Institutional Shares

     David Jaffin
     230 Park Avenue
     New York, NY  10169                                    83.58%

     National Financial Services Corp.
     P.O. Box 3908
     New York, NY  10008                                    16.37%

The Manager and Management Contract

      Each Fund emphasizes the use of computer models in the stock selection process. These computer models generally are developed as a result of research conducted by a team of individuals. The same investment strategy used to manage a particular Fund also may be used to manage separate institutional accounts maintained at the Manager or Advisor.

       The Manager is an affiliate of U.S. Boston Capital Corporation, the Funds' Distributor, which is a wholly owned subsidiary of U.S. Boston Corporation. Willard L. Umphrey, CFA President and Trustee of the Funds, Leon Okurowski, Treasurer and Trustee of the Funds, individually and jointly with their spouses, together own 100% of the Manager's outstanding voting securities. Messrs. Umphrey and Okurowski also are affiliates of U.S. Boston Capital Corporation.

      Under the terms of the management agreement, the Manager may, subject to the approval of the Trustees, manage the Funds itself or, subject to the approval by the Trustees, select subadvisors (the "Advisors") to manage certain of the Funds. In the latter case, the Manager monitors the Advisors' investment program and results, reviews brokerage matters, oversees compliance by the Funds with various federal and state statutes and the Funds' own investment objectives, policies, and restrictions and carries out the directives of the Trustees. In each case, the Manager also provides the Funds with office space, office equipment, and personnel necessary to operate and administer the Funds' business, and provides general management and administrative services to the Funds, including overall supervisory responsibility for the general management and investment of the Funds' securities portfolios and for the provision of services by third parties such as the Funds' custodian.

     The Management Contract continues in force from year to year, but only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Funds, and by (ii) either the majority vote of all the Trustees or the vote of a majority of the outstanding voting securities of each Fund. The Management Contract automatically terminates on assignment, and is terminable on 60 days' written notice by either party.

     In addition to the management fee, the Funds pay all expenses not assumed by the Manager, including, without limitation, fees and expenses of the Trustees, interest charges, taxes, brokerage commissions, expenses of issue or redemption of shares, fees and expenses of registering and qualifying the Trust and shares of the respective Funds for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Funds' shares, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses and proxies to existing shareholders, and their proportionate share of insurance premiums and professional association dues or assessments. All general Fund expenses are allocated among and charged to the assets of the respective Funds on a basis that the Trustees deem fair and equitable, which may be based on the relative net assets of each Fund or the nature of the services performed and relative applicability to each Fund. The Funds are also responsible for such non-recurring expenses as may arise, including litigation in which the Funds may be a party, and other expenses as determined by the Trustees. The Funds may have an obligation to indemnify their officers and Trustees with respect to such litigation.

     The funds have received an exemptive order from the SEC that permits the Manager, subject to certain conditions, to enter into or amend an Advisory Contract without obtaining shareholder approval. With Trustee approval, the Manager may employ a new Advisor for a fund, change the terms of the Advisory Contracts, or enter into new Advisory Contracts with the Advisors. The Manager retains ultimate responsibility to oversee the Advisers and to recommend their hiring, termination, and replacement. Shareholders of a fund continue to have the right to terminate the Advisory Contract applicable to that Fund at any time by a vote of the majority of the outstanding voting securities of the fund. Shareholders will be notified of any Advisor changes or other material amendments to an Advisory Contract that occurs under these arrangements.


      As compensation for services rendered, the Funds pay the Manager a monthly fee at the annual rate of: 1.00% of the average daily net asset value of the Small Cap Fund, Mid Cap Fund, the International
Equity Fund, and the Foreign Value Fund (this fee is higher than that paid by most other investment companies); 0.80% of the average daily net asset value of the Emerging Markets Fund; and 0.75% of the average daily net asset value of the Growth and Income Fund. For services rendered to the Small Cap Fund during the fiscal years ended March 31, 1999, 1998, and 1997, the Manager received fees of $595,869, $712,299, and $916,777, respectively. For services rendered to the Mid Cap Fund during the fiscal years ended March 31, 1999, 1998, and 1997, the Manager received fees of $148,620, $122,800, and $96,688, respectively, a portion of which were waived by the Manager. For services rendered to the Growth and Income Fund during the fiscal years ended March 31, 1999, 1998, and 1997, the Manager received fees of $527,997, $425,583, and $334,461, respectively. For services rendered to the International Equity Fund during the fiscal years ended March 31, 1999, 1998, and 1997, the Manager received fees of $276,103, $311,008, and $287,461, respectively. For services rendered to the Emerging Markets Fund during the fiscal years ended March 31, 1999, 1998, and 1997, the Manager received fees of $73,465, $86,261, and $77,271, respectively. For services rendered to the Foreign Value
Fund during the fiscal year ended March 31, 1999, the Manager received fees of $50,130. Such fees were rebated by the Manager to the extent required to comply with its contractual undertaking to assume certain expenses of the Small Cap Fund, the Growth and Income Fund, and the International Equity Fund (including the Manager's compensation) in excess of 2.00% of such Fund's average net assets and such fees were also waived by the Manager to the extent required to comply with its voluntary undertaking to assume certain expenses of the Emerging
Markets Fund in excess of 2.25%, respectively, of such Funds' average net assets.

Advisory Contracts

     Pursuant to an Advisory Contract with the Manager, the Advisor to a Fund furnishes continuously an investment program for the Fund, makes investment decisions on behalf of the Fund, places all orders for the purchase and sale of portfolio investments for the Fund's account with brokers or dealers selected by such Advisor and may perform certain limited, related administrative functions in connection therewith.

      Each Advisory Contract provides that it will continue in force for two years from its date, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the Advisor, the Manager or the Funds, and by (ii) either the majority vote of all of the Trustees or the vote of a majority of the outstanding voting securities of each Fund to which it relates. Each Advisory Contract may be terminated without penalty with respect to any Fund by vote of the Trustees or the shareholders of that Fund, or by the Manager on not less than 30 nor more than 60 days' written notice or by the particular Advisor on not less than 30 nor more than 60 days', or no less than 150 days' written notice, depending on the Fund. Each Advisory Contract may be amended with respect to any Fund
without a vote of the shareholders of that Fund.   Each Advisory
Contract also terminates without payment of any penalty in the event of its assignment and in the event that for any reason the Management Contract between the Funds and the Manager terminates generally or terminates with respect to that particular Fund.

    Each Advisory Contract provides that the Advisor shall not be subject to any liability to the Funds or to the Manager or to any shareholder of the Funds for any act or omission in the course of or connected with the rendering of services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of the Advisor.

      For services rendered, the Manager pays to the Advisor of a fund a fee based on a percentage of the average daily net asset value of the Fund. The fee for each fund is determined separately.
The fees paid by the Manager to the Advisors of the Funds are as follows:  Small Cap Fund - 0.50% of average daily total net assets;
Mid Cap Fund - 0.40% of average daily total net assets; Growth and
Income Fund - 0.375% of the first $20 million and 0.30% of amounts in excess of $20 million of average daily total net assets, with an annual minimum of $25,000; International Equity Fund -  0.50% of average daily total net assets; Foreign Value Fund - (i) 0.35% of the aggregate average daily net asset value of the Fund for assets in the Fund up to $35 million (ii) 0.40% of the aggregate average daily net asset value of the Fund for assets in the Fund over $35 million and up to $200 million and 0.50% of the aggregate average daily net asset value of the Fund for assets
over $200 million    ; and Emerging Markets Fund -  0.40%
of average daily total net assets.

      For services rendered during the fiscal year ended March 31, 1999, the Manager paid to the Advisors of the following Funds fees in amounts equivalent to the following percentages of average daily net asset value: Small Cap Fund - 0.50%; Mid Cap Fund - 0.40%, Growth and Income Fund - 0.334%; International Equity Fund - 0.50%, Emerging Markets Fund - 0.40%, and Foreign Value Fund - 0.35%. For services rendered to the Small Cap Fund during the fiscal years ended March 31, 1999, 1998, and 1997, the applicable Advisor received fees of $297,934, $357,261, and $477,141, respectively. For services rendered to the Mid Cap Fund during the fiscal years ended March 31, 1999, 1998, and 1997, the applicable advisor
received fees of $59,448, $49,266, and $48,678, respectively.   For
services rendered to the Growth and Income Fund during the fiscal years ended March 31, 1999, 1998, and 1997, the applicable Advisor received fees of $226,254, $185,739, and $148,785, respectively. For services rendered to the International Equity Fund during the fiscal years ended March 31, 1999, 1998, and 1997, the applicable Advisor received fees of $138,052, $155,972, and $143,731, respectively. For services rendered to the Emerging Markets Fund during the fiscal years ended March 31, 1999, 1998, and 1997, the applicable Advisor received fees of $36,733, $43,257, and $38,636, respectively. For services rendered to the Foreign Value Fund during the fiscal year ended March 31, 1999, the applicable Advisor received fees of $17,537.

Quantitative Small Cap Fund
Quantitative Mid Cap Fund

Columbia Partners, L.L.C., Investment Management, 1701 Pennsylvania
Ave., NW, Washington, DC 20006 ("Columbia Partners") serves as Advisor to the Small Cap Fund and the Mid Cap Fund. The firm presently has over $1 billion in assets under management for individual, pension plan and endowment accounts. Robert A. von Pentz, CFA has managed the Small Cap and Mid Cap Funds since July 1996. Mr. von Pentz is a founder of Columbia Partners and previously served as chairman of the board and chief financial officer of Riggs Investment Management Corporation, where he worked from 1989 to 1995. Terence Collins, Robert von Pentz, Galway Capital
Management, Landon Butler, Paul Kelley, John McKernan and Glen Lester
Fant III are control persons of Columbia Partners L.L. C.

Quantitative Growth and Income Fund

State Street Global Advisors, 2 International Place, Boston, MA 02110,
a unit of State Street Bank and Trust Company ("State Street"), serves as Advisor to the Growth and Income Fund. State Street is a wholly owned subsidiary of State Street Boston Corporation, a publicly owned bank holding company. State Street manages over $150 billion in assets for employee benefit plans, endowment funds and individuals. The Growth and Income Fund has been managed continuously by the Matrix Equity Group at State Street since the Fund's inception. The team at State Street presently responsible for the daily management of the Fund includes Steven M. Esielonis, Douglas T. Holmes, CFA, and Charles Babin, CFA. Mr. Esielonis has served as a Vice President at State Street since 1992. Mr. Holmes, Senior Vice President at State Street, has worked at State Street since 1984. Mr. Babin joined State Street as a Managing Director in 1996. Prior to that time, he was a Senior Vice President at Natwest Investment Management
from 1995 to 1996 and the President and Managing Director of BRS
Capital Management from 1987-1995.   Marshall Carter, Savid Spina,
Tenley Albright, David Gruber, I. MacAllister Booth, John M.
Kucharshi, James I. Cash Jr., Charles R. LaMantia, Truman S. Casner,
David Perini, Nader Darehshori, Dennis J. Picard, Arthur L. Goldstein, and David Chapman Walsh are Directors of State Street Global Advisors and are therefore considered control persons.


Quantitative International Equity Fund
Quantitative Emerging Markets Fund

Independence International Associates, Inc., 53 State Street, Boston,
MA 02109, formerly Boston International Advisors, Inc. ("Independence International"), serves as Advisor to the International Equity Fund and the Emerging Markets Fund. The firm presently has over $2 billion under management in international portfolios of pension and endowment funds, among others. Norman H. Meltz and Dennis Fogerty manage both the International Equity Fund and Emerging Markets Fund. Mr. Meltz has been involved since the inception of each fund in the development and application of the funds' investment strategies. Independence International is wholly owned by Independence Investment Associates, Inc., a Delaware corporation. John Hancock Mutual Life Insurance and William Cameron Fletcher are control persons of Independence International Associates, Inc.

Quantitative Foreign Value Fund

Polaris Capital Management, Inc., 125 Summer Street, Boston, MA 02110 ("Polaris")serves as Advisor to the Foreign Value Fund. The firm presently has over $50 million under management for institutional clients and wealthy individuals. The Foreign Value Fund is managed by Bernard R. Horn, Jr. Prior to founding Polaris in 1995, Mr. Horn worked as a portfolio manager at Horn & Company, Freedom Capital Management Corporation, and MDT Advisers, Inc. Bernard R. Horn, Jr and Edward Wendell Jr. are both control persons of Polaris Capital Management Inc.


Distributor and Distribution Plan

           U.S. Boston Capital Corporation, 55 Old Bedford Road, Lincoln, MA 01773 ("Distributor"), a Massachusetts corporation organized April 23, 1970, is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National association of Securities Dealers, Inc. The Distributor is an affiliated person of the Funds' Manager by virtue of being under common ownership with the Manager. The Distributor acts as the principal distributor of the Funds' shares pursuant to a written agreement dated April 17, 1985 ("Distribution Agreement"). Under the Distribution Agreement, the Distributor is not obligated to sell any specific amount of shares of the Funds and will purchase shares for resale only against orders for shares. The Distribution Agreement calls for the Distributor to use its best efforts to secure purchasers for shares of the Funds.

      To permit the Funds to pay a monthly fee to the Distributor, the Funds have adopted a distribution plan (the "Plan") pursuant to Rule
12b-1 under the Investment Company Act of 1940. The fee is not directly tied to the Distributor's expenses. If expenses exceed the Distributor's fees, the Funds are not required to reimburse the Distributor for excess expenses; if the Distributor's fees exceed the expenses of distribution, the Distributor may realize a profit. The
Small Cap, Growth and Income, International Equity, and Emerging
Markets Funds pay the Distributor a monthly fee at the annual rate of 0.50% of the average net asset value of shares (excluding Institutional Shares) held in shareholder accounts opened during the period the Plan is in effect, as determined at the close of each business day during the month. The Mid Cap and Foreign Value Funds pay the Distributor a monthly fee at the annual rate of 0.25% of the average net asset value of their respective Ordinary Shares. Rule 12b-1 provides that any payments made by an investment company to a distributor must be made pursuant to a written plan describing all material aspects of the proposed financing of distributions and that all agreements with any person relating to implementation of the plan must be in writing. Continuance of the Plan and the Distribution
Agreement is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not "interested persons" of the Fund and have no direct or indirect financial interest in the operation of the plan or related agreements ("Qualified Trustees"), cast in person at a meeting called for the purpose. The Plan may be terminated as to a Fund by the vote of a majority of the Qualified
Trustees, or by the vote of a majority of the outstanding voting securities of the Fund. All material amendments to the Plan must be approved by the Qualified Trustees and any amendment to increase materially the amount to be spent pursuant to the Plan must be approved by the vote of a majority of the outstanding voting securities of the Fund. The Trustees of the Funds review quarterly a written report of the amounts so expended and the purposes for which such expenditures were made.

      For the fiscal year ended March 31, 1999, the aggregate fees (net of fees waived), paid to the Distributor pursuant to the Plan totaled $789,740, or 0.50% of the average net assets of the Ordinary Shares of the Small Cap, Growth and Income, International Equity, and Emerging Markets Funds and 0.25% of the average net assets of the Ordinary Shares of Foreign Value Fund. The Mid Cap Fund waived all 12b-1 fees for 11 months of the year.

     The Distributor also receives the deferred sales charges withheld from redemption proceeds, see How to Redeem, and may benefit from its temporary holding of investors' funds in connection with certain purchases and redemptions of shares of the Funds.

Custodian

     Investors Fiduciary Trust Company ("Custodian") is the custodian of each of the Funds' securities and cash. The Custodian's responsibilities include safekeeping and controlling the Funds' cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Funds' investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of the Funds. The Custodian does not determine the investment policies of the Funds or decide which securities the Funds will buy or sell. The Funds may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. Custodial services are performed at the Custodian's office at 801 Pennsylvania Ave., Kansas City, MO 64105.

Transfer Agent

      Quantitative Institutional Services ("Transfer Agent"), a division of the Manager, is the transfer agent and dividend disbursing agent for each of the Funds. All mutual fund transfer, dividend disbursing and shareholder services activities are performed at the offices of Quantitative Institutional Services, 55
Old Bedford Road, Lincoln, Massachusetts 01773. Account balances and other shareholder inquiries can be directed to the Transfer
Agent at 800-331-1244. Subject to the approval of the Trustees, the Transfer Agent or the Fund may from time to time appoint a sub-transfer agent for the receipt of purchase and sale orders and funds from certain investors. For its services, the Transfer Agent receives base at an annual rate of 0.13% of the aggregate average daily net asset value of each class of shares of each Fund and is reimbursed for out of pocket expenses.

                        PORTFOLIO TRANSACTIONS

    Investment Decisions. Investment decisions for a Fund and for other investment advisory clients of the Manager or that Fund's Advisor or its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also happens that two or more clients simultaneously buy or sell the same security, in which event each day's transactions in such security are, insofar as possible, allocated between such clients in a manner designed to be equitable to each, taking into account among other things the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

    Brokerage and Research Services. Transactions on stock exchanges and other agency transactions involve the payment by the Funds of
negotiated brokerage commissions.   Such commissions vary among
different brokers.   Also, a particular broker may charge different
commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Funds usually includes an undisclosed dealer commission or
mark-up.   In underwritten offerings, the price paid  includes a
disclosed, fixed commission or discount retained by the underwriter or dealer.

    All orders for the purchase and sale of portfolio securities for each Fund are placed, and securities for the Fund bought and sold, through a number of bokers and dealers. In so doing, the Manager or Advisor uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent that it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Manager or Advisor, having in mind the Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

    It has for many years been common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Advisors and the Manager may receive research, statistical and quotation services from certain broker-dealers with which the Manager or Advisors place the Funds' portfolio transactions. These services, which in some instances may also be purchased for cash, include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Advisors or the Manager in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in advising the Funds. The fees paid to the Advisors by the Manager or paid to the Manager by the Funds are not reduced because the Advisors or the Manager receive such services.

    As permitted by Section 28(e) of the Securities Exchange Act of 1934, and by the Advisory Contracts, the Manager or Advisors may cause the Funds to pay a broker-dealer which provides "brokerage and research services" (as defined in that Act) to the Manager or Advisors an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction. The Manager's or Advisors' authority to cause the Funds to pay any such greater commissions is subject to such written policies as the Trustees may adopt from time to time.

    Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Manager or Advisors may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

    Pursuant to conditions set forth in rules of the Securities and Exchange Commission, the Funds may purchase securities from an underwriting syndicate of which U.S. Boston Capital Corporation is a member (but not from U. S. Boston Capital Corporation itself). The conditions relate to the price and amount of the securities purchased, the commission or spread paid, and the quality of the issuer. The rules further require that such purchases take place in accordance with procedures adopted and reviewed periodically by the Trustees, particularly those Trustees who are not "interested persons" of the Fund.

    Brokerage commissions paid by the Funds on portfolio transactions for the fiscal years ended March 31, 1997, March 31, 1998, and March 31, 1999 are as follows:

                             Fiscal Year Ended March 31,
Fund                      1997          1998          1999
Small Cap Fund           $ 773,033      $272,199      $221,371
Mid Cap Fund                46,196        44,701        58,392
Growth and Income Fund      85,411        63,665        94,378
International Equity Fund  147,002        74,654        74,831
Emerging Markets Fund       19,551        39,223        35,435
Foreign Value Fund            --            --          34,047

None of such commissions was paid to a broker who was an affiliated person of the Funds or an affiliated person of such a person or, to the knowledge of the Funds, to a broker an affiliated person of which was an affiliated person of the Fund, the Manager or any Advisor.

                             HOW TO INVEST

      The procedures for purchasing shares are summarized in the Prospectus under the caption How to Invest.

       Investments through Brokers. The Distributor may pay a sales fee of 1.00% of the offering price to the dealer transmitting an order for Ordinary Shares, provided that the Ordinary Shares sold are subject to the 1.00% deferred sales charge. The Distributor may also pay the dealer a service fee for accounts serviced by the dealer based upon the service agreement between the Fund and the Broker.

      Exchange of Securities for Shares of the Funds. Applications to exchange common stocks for Fund shares must be accompanied by stock certificates (if any) and stock powers with signatures guaranteed by domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies or savings associations. Securities accepted by the Funds will be valued as set forth under Calculation of Net Asset Value in the Prospectus as of the time of the next determination of net asset value after such acceptance. Shares of a Fund are issued at net asset value determined as of the same time. All dividends, subscription, or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Funds and must be delivered to the Funds by the investor upon receipt from the issuer. A gain or loss for Federal income tax purposes would be realized by the investor upon the exchange depending upon the cost of the securities tendered.

      Open Account System. Under the Funds' Open Account System all shares purchased are credited directly to your account in the designated Fund at the time of purchase. All shares remain on deposit with the Transfer Agent. No certificates are issued.

      The following services are currently offered by the Open Account
System:

        1. You may make additional investments in a Fund by sending a check (made payable to "Quantitative Group of Funds") to the Funds or by wire, as described under How to Invest in the Prospectus.

        2. You may select one of the following distribution options which best fits your needs.

           * REINVESTMENT PLAN OPTION: Income dividends and capital gain distributions paid in additional shares at net asset value.
            * INCOME OPTION: Income dividends paid in cash, capital gain distributions paid in additional shares at net asset value.
            * CASH OPTION: Income dividends and capital gain distributions paid in cash.

            You should indicate the Option you prefer, as well as the other registration details of your account, on the Account Application. The Reinvestment Plan Option will automatically be assigned unless you select a different option. Dividends and distributions paid on a class of shares of a Fund will be paid in shares of such class taken at the per share net asset value of such class determined at the close of business on the ex-date of the dividend or distribution or, at your election, in cash.

        3. You will receive a statement setting forth the most recent transactions in your account after each transaction which affects your share balance.

      The cost of services rendered under the Open Account System to the holders of a particular class of shares of a Fund are borne by that class as an expense of all shareholders of that class. However, in order to cover additional administrative costs, any shareholder requesting a historical transcript of his account will be charged a fee based upon the number of years researched. There is a minimum fee of $5. The right is reserved on 60 days' written notice to make charges to individual investors to cover other administrative costs of the Open Account System.

Tax Deferred Retirement Plans.

      Accounts  Offered  by the Funds.   The Funds offer  tax-deferred
accounts, for which State Street Bank and Trust Company acts as custodian, including:

     Traditional Individual Retirement Accounts (IRAs)
     Roth IRAs
     Simplified Employee Pension Plans (SEP-IRAs)
     403(b) Custodial Accounts

      Agreements to establish these kinds of accounts and additional information about them, including information about fees and charges, are available from the Distributor. There are many detailed rules, including provisions of tax law, governing each of theses kinds of accounts. Investors considering participation in any of these plans should consult with their attorneys or tax advisers with respect to the establishment and maintenance of any of these plans. The following is some very general information about them.

      IRAs. Investors may establish either regular IRA accounts, to which they may make contributions of up to $2000 annually (or 100% of their earned income for the year, if less), or rollover IRAs, to which they may roll over or transfer assets from another preexisting IRA of the same kind. They also may establish conversion Roth IRAs (into which they may move assets from a traditional IRA), if they satisfy certain requirements; individuals will be subject to tax on the taxable amount moved from a traditional IRA to a Roth IRA at the time of the conversion. SEP-IRAs are traditional IRA accounts established pursuant to an employer-sponsored SEP plan; different contribution limits apply to SEP-IRAs.

      Contributions to a traditional IRA will be deductible if the individual for whom the account is established is not an active participant in an employer-sponsored plan; contributions may be deductible in whole or in part if the individual is such a participant, depending on the individual's income. Distributions from traditional IRAs are taxable as ordinary income. Contributions to a Roth IRA are not deductible. However, withdraws may not be taxable if certain requirements are met. In either case, capital gains and income earned on Fund shares held in an IRA are not taxable as long as they are held in the IRA.

      403(b)s. This kind of custodial account may be established by employees of certain educational and charitable organizations. A qualifying employee may make an election to defer salary, which is then contributed to the 403(b) account; these contributions held in a 403(b) account are not taxable as long as they are held in the account. A 403(b) holder generally will have taxable income only when he or she receives a distribution from the account; distributions are taxable as ordinary income.

      Other Retirement Plans. Fund shares also may be made available as an investment under other tax-favored retirement plans, such as qualified pension plans and qualified profit sharing plans, including 401(k) plans.


                         HOW TO MAKE EXCHANGES

      The procedures for exchanging shares of one Fund for those of another are described in the Prospectus under How to Make Exchanges.

      An exchange involves a redemption of all or a portion of shares of one class of a Fund and the investment of the redemption proceeds in shares of a like class in another Fund. The redemption will be made at the per share net asset value of the particular class of shares of a Fund being redeemed which is next determined after the exchange request is received in proper order.

      The shares of the particular class of shares of the Fund being acquired will be purchased when the proceeds from the redemption become available, normally on the day of the exchange request, at the per share net asset value of such class next determined after acceptance of the purchase order by the Fund being acquired in accordance with the customary policy of that Fund for accepting investments.

      The exchange of shares of one class of a Fund for shares of a like class of another Fund will constitute a sale for federal income tax purposes on which the investor will realize a capital gain or loss.

     The exchange privilege may be modified or terminated at any time, and the Funds may discontinue offering shares of any Fund or any class of any Fund generally or in any particular State without notice to shareholders.



                             HOW TO REDEEM

      The procedures for redeeming shares of a Fund are described in the Prospectus under How to Redeem.

      Proceeds will normally be forwarded on the second day on which the New York Stock Exchange is open after a redemption request is processed; however, the Funds reserve the right to take up to three
(3) business days to make payment. This amount may be more or less than the shareholder's investment and thus may involve a capital gain or loss for tax purposes. If the shares to be redeemed represent an investment made by check or through the automatic investment plan, the Funds reserve the right not to honor the redemption request until the check or monies have been collected.

      Shareholders are entitled to redeem all or any portion of the shares credited to their accounts by submitting a written request for redemption to Quantitative Group of Funds. Shareholders who redeem more than $10,000, or request that the redemption proceeds be paid to someone other than the shareholders of record or sent to an address other than the address of record, must have their signature(s) guaranteed by domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies or savings associations. If the shareholder is a corporation, partnership, agent, fiduciary or surviving joint owner, the Funds may require additional documentation of a customary nature. Shareholders who have authorized the Funds to accept telephone
instructions  may  redeem  shares  credited  to  their   accounts   by
telephone.   Once  made, a telephone request may not  be  modified  or
canceled.

       The Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Funds and the Transfer Agent fail to do so, they may be liable for any losses due to unauthorized or fraudulent transactions. The Funds provide written confirmation of all transactions effected by telephone and only mail the proceeds of telephone redemptions to the redeeming shareholder's address of record.

      The Funds may suspend this right of redemption and may postpone payment for more than seven days only when the New York Stock Exchange is closed for other than customary weekends and holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period permitted by order of the Securities and Exchange Commission. As set forth in the Prospectus, the Funds may also delay payment of redemption proceeds from shares purchased by check until the check clears, which may take seven business days or longer.

      The Funds reserve the right to redeem shares and mail the proceeds to the shareholder if at any time the number of shares in the shareholder's account falls below a specified amount, currently set at 50 shares. Shareholders will be notified and will have 30 days to bring the account up to the required amount before any redemption action will be taken by the Funds. To prevent a shareholder from becoming an affiliate of the Funds, the Funds reserve the right to redeem shares in a shareholder's account in excess of an amount set from time to time by the Trustees. No such limit is presently in effect, but such a limit could be established at any time and could be applicable to existing as well as future shareholders.

      The Transfer Agent will assess a $15.00 fee for overnight delivery or to wire the proceeds of a redemption. Such fee will be subtracted from the net redemption amount.


                    CALCULATION OF NET ASSET VALUE

      Net asset value per share of each class of shares of a Fund will be determined as of the close of market on the New York Stock Exchange ("NYSE"), on each day on which the NYSE is open for trading. Currently, the NYSE is closed Saturdays, Sundays, and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents'
Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. The International Equity, Emerging Markets and Foreign Value Funds may invest in securities listed on foreign exchanges which trade on days on which those Funds do not compute net asset value (i.e., Saturdays and Exchange holidays) and the net asset value of shares of those Funds may be significantly affected on such days.

      Securities for which market quotations are readily available shall be valued at market value, which is determined by using the last reported sale price on the primary exchange or market for each such security, or, if no sales are reported - as in the case of some securities traded over-the-counter - the mean between the last reported bid and asked prices. For certain foreign securities, where no sales have been reported, the Fund may value such securities at the last reported bid price. Securities quoted in foreign currencies shall be translated into U.S. dollars based upon the prevailing exchange rate of each business day. Short-term notes having remaining maturities of 60 days or less are stated at amortized cost, which approximates market, subject to a determination by the Trustees that this method represents fair value. All other securities and assets, including any restricted securities, will be valued at their fair value as determined in good faith by the Trustees or their delegate(s). Liabilities are deducted from the total, and the resulting amount is divided by the number of shares outstanding to produce the "net asset value" per share.

      The fair value of any restricted securities from time to time held by a Fund is determined by its Advisor in accordance with procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, such specific factors are also generally considered as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

      Market quotations are not considered to be readily available for long-term corporate bonds, debentures and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

     For purposes of determining the net asset value per share of each class of a Fund, all assets and liabilities initially expressed in foreign currencies will be valued in U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars.

      Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to 4:15 p.m. Eastern time upon the close of business on the primary exchange for such securities. The values of such securities used in determining the net asset value of the Funds' shares are computed as of such other times. Foreign currency exchange rates are also generally determined prior to 4:15 p.m. Eastern time. Occasionally, events affecting the value of such securities may occur between such times and 4:15 p.m. Eastern time which will not be reflected in the computation of the Funds' net asset value. If events materially affecting the value of the Funds' securities occur during such a period, then these securities will be valued at their fair value as determined in good faith by the Trustees.

      Expenses of the Funds directly charged or attributable to any Fund will be paid from the assets of that Fund except that 12b-1 Plan expenses will not be borne by holders of Institutional Shares of the Funds and each class of shares of the Fund will bear its own transfer agency fees. General expenses of the Funds will be allocated among and charged to the assets of the respective Funds on a basis that the Trustees deem fair and equitable, which may be the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.


                             DISTRIBUTIONS

     Each Fund will be treated as a separate entity for federal income tax purposes (see Taxation), with its net realized gains or losses being determined separately, and capital loss carryovers determined and applied on a separate Fund basis.

                               TAXATION

      Each Fund intends to qualify annually as a "regulated investment company" ("RIC") under the Code.

      To qualify as a RIC, a Fund must (a) derive at least 90% of its gross income from dividends, interest, gains from the sale or other disposition of stock, securities, or foreign currencies certain payments with respect to securities loans or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, Government securities, securities of other RICs, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than Government securities and securities of RICs); and (c) distribute at least 90% of its investment company taxable income (which includes interest, dividends, and net short-term capital gains in excess of net long-term capital losses) each taxable year.

     As a RIC, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by a Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

     Dividends paid out of a Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. If a portion of a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains, if any, designated as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

     The taxation of equity options and over-the-counter options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call
option  is  not  included in income at the time of  receipt.   If  the
option expires, the premium is short-term capital gain to the Fund. If a Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or
short-term, depending upon the holding period of the option.   If  the
option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

     Certain options and futures contracts in which a Fund may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

     Generally, the hedging transactions undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

     Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

     Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

     Unless certain constructive sale rules (discussed more fully above) apply, a Fund will not realize gain or loss on a short sale of a security until it closes the transaction by delivering the borrowed security to the lender. Pursuant to Code Section 1233, all or a portion of any gain arising from a short sale may be treated as short-term capital gain, regardless of the period for which the Fund held the security used to close the short sale. In addition, the Fund's holding period of any security which is substantially identical to that which is sold short may be reduced or eliminated as a result of the short sale. Recent legislation, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options futures, and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     Upon the sale or other disposition of shares of a Fund, a shareholder may realize a capital gain or loss which may be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

     If a Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income tax rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

     Alternatively, a Fund may elect to mark to market its foreign investment company stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the stock would be reported as ordinary loss to the extent of any net mark-to-market gains previously included in income. A Fund also may elect, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the foreign investment company.

     Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

     If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to this election, if made, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by the Fund, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income taxes, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign taxes generally may not be deducted by a shareholder that is an individual in computing the alternative minimum tax.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. With respect to the Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from the Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend paying shares or the shares of a Fund are held by the Fund or the shareholder, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. In addition, if a fund fails to satisfy these holding period requirements, it cannot elect under
Section 853 to pass through to shareholders the ability to claim a deduction for the related foreign taxes. The foreign tax credit may offset only 90% of the revised alternative minimum tax imposed on corporations and individuals. If a fund fails to satisfy their holding period requirement, it cannot elect under section 853 to pass through to shareholders the ability to claim a deduction for the related foreign taxes.

     The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

     A Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

     Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. In many states, Fund distributions that are derived from interest on certain U.S. Government obligations are exempt from taxation. The tax consequences to a foreign shareholder of an investment in the Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                      OTHER  INVESTMENT PRACTICES

      Convertible Securities. Each of the Funds may invest in convertible securities, such as convertible debentures, bonds and preferred stock, which allow the holder thereof to convert the instrument into common stock at a specified share price or ratio. The price of the common stock may fluctuate above or below the specified price or ratio, which may allow a Fund the opportunity to purchase the common stock at below market price or, conversely, render the right of conversion worthless. The Funds will invest in convertible securities primarily for their equity characteristics.

      Investment Companies. The International Equity Fund and Emerging Markets Fund may invest up to 10% of their assets in closed-end country funds whose shares are traded in the United States. Investments in closed-end funds may allow the Funds to attain exposure to a broader base of companies in certain emerging markets and to avoid foreign government restrictions that may limit direct investment in a country's equity markets. Closed-end funds are managed pools of securities of companies having their principal place of business in a particular foreign country. Shares of certain of these closed-end investment companies may at times only be acquired at market premiums to their net asset values. Investments in closed-end funds by the Funds are subject to limitations under the Investment Company Act.

     Derivatives. Each Fund may, but is not required to, engage in a variety of transactions using "derivatives," such as futures, options, warrants and swaps. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be traded on organized exchanges, or in individually negotiated transactions with other parties (these are known as "over the counter"). Each Fund may use derivatives both for hedging and non-hedging purposes. Although each Fund's advisor has the flexibility to use these strategies, it may choose not to for a variety of reasons, even under very volatile market conditions. Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management and each Fund will depend on its Advisor's ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Fund. A Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund's derivatives positions at any time. In fact, many over-the-counter instruments will not be liquid. Over-the-counter instruments also involve the risk that the other party will not meet its obligations to a Fund.

     OPALS. The International Equity Fund, Emerging Markets Fund, and Foreign Value Fund may each invest in OPALS. OPALS represent an interest in a basket of securities of companies primarily located in a specific country generally designed to track an index for that country. Investments in OPALS are subject to the same risks inherent in directly investing in foreign securities. See Risk Considerations
- Foreign Securities in the Prospectus. In addition, because the OPALS are not registered under the securities laws, they may only be sold to certain classes of investors, and it may be more difficult for the Fund to sell OPALS than other types of securities. However, the OPALS may generally be exchanged with the issuer for the underlying securities, which may be more readily tradable.

       Foreign Currency Transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

      Since investments in foreign companies will usually involve currencies of foreign countries, and since the International Equity, Foreign Value, and Emerging Markets Funds may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of the Funds as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Funds will generally not enter into a forward contract with a term of greater than one year. The Funds' Custodian will place cash or liquid debt securities into a segregated account of the series in an amount equal to the value of the Funds' total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Funds' commitments with respect to such contracts.

     The International Equity, Foreign Value, and Emerging Markets Funds will generally enter into forward foreign currency exchange contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will seek to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

      Second, when a Fund's Advisor believes that the currency of a particular foreign country may experience an adverse movement against the U.S. dollar, it may enter into a forward contract to sell an amount of the foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, a Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies where certain of such currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, the Fund may commit a substantial portion, or up to 75% of the value of its assets, to the consummation of these contracts. The Fund's Advisor will consider the effect a substantial commitment of its assets to forward contracts would have on the investment program of the Fund and the flexibility of the Fund to purchase additional securities. Other than as set forth above, the Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Fund's Advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

     At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

      As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

      If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

      The Funds are not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the relevant Fund's Advisor. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

       Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer.

       Short-term Debt Obligations. The Funds may invest in Short-term Debt Obligations for temporary defensive purposes, and each
Fund may invest in Short-term Debt Obligations for liquidity purposes (e.g., for redemption of shares, to pay expenses or pending other investments). Short-term Debt Obligations may include obligations of the U.S. government and (in the case of the International Equity Fund, Foreign Value Fund, and Emerging Markets
Fund) securities of foreign governments. Short-term Debt Obligations may also include certificates of deposit and bankers' acceptances issued by U.S. banks (and, in the case of the International Equity Fund, Foreign Value Fund and Emerging Markets Fund, foreign banks) having deposits in excess of $2 billion, commercial paper, short-term corporate bonds, debentures and notes and repurchase agreements, all with one year or less to maturity. Investments in commercial paper are limited to obligations (i) rated Prime-1 by Moody's Investors Service, Inc. or A-1 by Standard & Poor's Corporation, or in the case of any instrument that is not rated, of comparable quality as determined by the Manager or Advisor, or (ii) issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody's or AAA or AA by Standard & Poor's. Investments in other corporate obligations are limited to those having a maturity of one year or less and rated Aaa or Aa by Moody's or AAA or AA by Standard & Poor's. The value of fixed-income securities may fluctuate inversely in relation to the direction of interest rate changes.

      Bond Ratings. The Moody's Investors Service, Inc. bond ratings cited above are as follows:

     Aaa: Bonds that are rated "Aaa" are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure.

      Aa: Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or other elements may make long-term risks appear greater than those of "Aaa" securities.

     The Standard & Poor's Corporation bond ratings cited above are as follows:

      AAA: "AAA" is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

      AA: Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

      Repurchase Agreements. A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (usually not more than one week), subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Funds will enter into repurchase agreements only with (i) commercial banks or (ii) registered broker-dealers. Although each Fund may enter into repurchase agreements with respect to any securities which it may acquire consistent with its investment policies and restrictions, it is the Funds' present intention to enter into repurchase agreements only with respect to obligations of the
U.S. government or its agencies or instrumentalities. While the repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to the resale price stated in the agreements (and, for this purpose, the underlying security will be marked to market daily), if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

      Securities Loans. Each Fund may make secured loans of its portfolio securities amounting to not more than 30% of its total assets. See Investment Restrictions of the Funds. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in the recovery of the securities or loss of rights in the collateral should the borrower fail financially. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or cash equivalents (such as U.S. Treasury bills) at least equal at all times to the market value of the securities lent. The borrower pays to a Fund an amount equal to any dividends or interest received on the securities lent. A Fund may invest the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. Although voting rights, or rights to consent with respect to the loaned securities, pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by a Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund may also call such loans in order to sell the security involved.

      Options. The Small Cap Fund, Mid Cap Fund, Growth and Income Fund, Foreign Value Fund, and Emerging Markets Fund may, but are not required to, write covered call options and index options which are traded on national securities exchanges with respect to stocks in their portfolios (ensuring that the Funds at all times will have in their portfolios the securities which they may be obligated to deliver if the options are exercised). The "writer" of a call option gives to the purchaser of that option the right to buy the underlying security from the writer at the exercise price prior to the expiration date of the call. Call options are generally written for periods of less than six months. These Funds may write covered call options on securities in their portfolios in an attempt to realize a greater current return than would be realized on the securities alone or to provide greater flexibility in disposing of such securities. The Small Cap Fund, Mid Cap Fund, Growth and Income Fund, Foreign Value Fund, and Emerging Markets Fund may also, but are not required to, write call options to partially hedge a possible stock market decline. Because these Funds seek growth of capital, covered call options would not be written except at a time when it is believed that the price of the common stock on which the call is being written will not rise in the near future and the Fund does not desire to sell the common stock for tax or other reasons. The writer of a covered call option receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period if the option is exercised. So long as these Funds remain obligated as writers of covered calls, they forego the opportunity to profit from increases in the market prices of the underlying securities above the exercise prices of the options, except insofar as the premiums represent such profits, and retain the risk of loss should the value of the underlying securities decline. These Funds may also, but are not required to, enter into "closing purchase transactions" in order to terminate their obligations as writers of covered call options prior to the expiration of the options. Although limiting writing covered call options to those which are traded on national securities exchanges increases the likelihood of being able to make closing purchase transactions, there is no assurance that these Funds will be able to effect such transactions at any particular time or at an acceptable price. If the Funds were unable to enter into a closing purchase transaction, the principal risks to the Funds would be the loss of any capital appreciation of the underlying security in excess of the exercise price and the inability to sell the underlying security in a down market until the call option was terminated. The writing of covered call options could result in an increase in the portfolio turnover rates of the Funds, especially during periods when market prices of the underlying securities appreciate.

      Short Sales. The Mid Cap Fund also may engage in short sales of securities by selling securities it does not own in anticipation of a decline in the market value of those securities. To effect such transactions, the Fund must borrow the security to make delivery to a buyer and then later replace the borrowed security by purchasing it at market price. The Adviser may sell securities short in anticipation of a decline in the price of the security between the time it is sold and the time it is purchased for replacement. However, the actual replacement price of the security may be more or less than the price at the time of sale. The Fund will realize a gain if its replacement price is less than the sale price, but will experience a loss if there is an increase in price. The Fund also will incur transaction costs, including interest expenses, and will be required to make margin deposits with brokers until the short position is closed out.

       No securities will be sold short if, after giving effect to any short sales, the value of all securities sold short would exceed 25% of the Fund's net assets. The Fund will place in a segregated account with its custodian an amount of cash or U.S. government securities equal to the difference between (i) the market value of the securities sold short at the time of sale and (ii) any cash or securities required by the broker to be deposited as margin for the short sale (excluding the proceeds of the short sale). The value of U.S.
government securities and cash in the segregated account will be marked to market daily and additional deposits will be added if the value of the Fund's short position declines. At all times, however, the deposits in the segregated account together with the amounts held by the broker as margin will not be less than the initial market value of the securities sold short.

        All of the Funds may sell short securities identical to ones that they own in their portfolios.

      Forward Commitments. Each Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments"), if the Fund holds, and maintains until the settlement date in a segregated account with the Funds' custodian, cash or Short-term Debt Obligations in an amount sufficient to meet the purchase price. These debt obligations will be marked to market on a daily basis and additional liquid assets will be added to such segregated accounts as required. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

     Warrants. The Funds may invest in warrants purchased as units or attached to securities purchased by the series. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Alternative Strategies. At times each fund's advisor may judge that market conditions make pursuing the fund's investment strategies inconsistent with the best interests of its shareholders. Each fund's advisor may then temporarily use alternative strategies that are mainly designed to limit the fund's losses. These alternative strategies may include the purchase of debt, money market investments and other investments not consistent with the investment strategies of the fund. Although each fund's advisor has the flexibility to use these strategies, it may choose not to for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.


     Portfolio Turnover. A change in securities held by a Fund is known as "portfolio turnover" and almost always involves the payment by the Fund of brokerage commissions or dealer markups and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and may affect taxes paid by shareholders to the extent short-term gains are distributed. Portfolio turnover is not a limiting factor with respect to investment decisions by any Fund.

        The portfolio turnover rates for the Funds for their fiscal years 1998 (April 1, 1997 to March 31, 1998) and 1999 (April 1,
1998 to March 31, 1999) were as follows:

                              1998          1999
Small Cap Fund                135%          113%
Mid Cap Fund                  128%          168%
Growth and Income Fund         72%           97%
International Equity Fund      61%          128%
Emerging Markets Fund          52%           49%
Foreign Value Fund             --%           22%

There were no outstanding shares of the Foreign Value Fund during the 1998 fiscal year. The Foreign Value Fund commenced operations on May 18, 1998.


                 INVESTMENT RESTRICTIONS OF THE FUNDS

     As fundamental policies, which may not be changed without "a vote of the majority of the outstanding voting securities" of a Fund (as defined below), a Fund will not take any of the following actions:

       (1) purchase any security if as a result a Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer;

        (2) purchase any security if as a result any Fund would then have more than 10% of the value of its net assets (taken at current value) invested in any of the following types of investment vehicles: in securities of companies (including predecessors) less than three years old, in securities which are not readily marketable, in securities which are subject to legal or contractual restrictions on resale ("restricted securities") and in repurchase agreements which have a maturity longer than seven (7) days, provided, however, that no Fund may invest more than 15% of its assets in illiquid securities;

        (3) make short sales of securities or maintain a short position, if, for the Mid Cap Fund, as a result the value of all securities sold short would exceed 25% of the Fund's net assets; or, for all other Funds, unless at all times when a short position is open the particular Fund owns an equal amount of such securities or securities convertible into, or exchangeable without payment of any further consideration for, securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time. Such sales of securities subject to outstanding options would not be made. A Fund may maintain short positions in a stock index by selling futures contracts on that index.;

        (4) issue senior securities, borrow money or pledge its assets except that a Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A Fund will not purchase any additional portfolio securities so long as its borrowings amount to more than 5% of its total assets. (For purposes of this restriction, collateral arrangements with respect to the writing of covered call options and options on index futures and collateral arrangements with respect to margin for a stock index future are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of stock index futures or the purchase of related options are deemed to be the issuance of a senior security.);

        (5) purchase or retain securities of any company if, to the knowledge of the Funds, officers and Trustees of the Funds or of the Manager or of the Advisor of the particular Funds who individually own more than 1/2 of 1% of the securities of that company together own beneficially more than 5% of such securities;

        (6) buy or sell real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

       (7) act as underwriter except to the extent that, in connection with the disposition of Fund securities, it may be deemed to be an underwriter under certain provisions of the federal securities laws;

        (8) make investments for the purpose of exercising control or management;

        (9) participate on a joint or joint and several basis in any trading account in securities;

        (10) write, purchase, or sell puts, calls or combinations thereof, except that: (i) the Small Cap Fund, Mid Cap Fund, Growth and Income Fund, Foreign Value Fund, and Emerging Markets Fund may each write covered call options with respect to all of their portfolio securities;
(ii) the Mid Cap Fund, Foreign Value Fund, and Emerging Markets Fund may purchase put options and call options on widely recognized securities indices, common stock of individual companies or baskets of individual companies in a particular industry or sector; (iii) the Small Cap Fund may purchase put and call options on stock index futures and on stock indices; (iv) the International Equity Fund and Foreign Value Fund may purchase and write call options on stock index futures and on stock indices; and (v) each of the Funds may sell and purchase such options to terminate existing positions;

        (11) invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs;

        (12) make loans, except (i) through the purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness of a type commonly sold privately to financial institutions, (ii) through repurchase agreements and loans of portfolio securities (limited to 30% of the value of a Fund's total assets). The purchase of a portion of an issue of such securities distributed publicly, whether or not such purchase is made on the original issuance, is not considered the making of a loan; or

        (13) invest more than 25% of the value of its total assets in any one industry.

      Although certain of these policies envision a Fund maintaining a position in a stock index by selling futures contracts on that index and also envision that under certain conditions one or more Funds may engage in transactions in stock index futures and related options, the Funds do not currently intend to engage in such transactions. The fund has no intention of purchasing or selling commodities or commodity contracts, except that the funds may purchase and sell financial futures contracts and options.

      No more than 5% of the value of a Fund's total assets will be invested in repurchase agreements which have a maturity longer than seven (7) days. (Investments in repurchase agreements which have a longer maturity are not considered to be readily marketable and their purchase is therefore also restricted as set forth in restriction number (2) above). In addition, a Fund will not enter into repurchase agreements with a securities dealer if such transactions constitute the purchase of an interest in such dealer under the Investment Company Act of 1940.

      All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

      As provided in the Investment Company Act of 1940, a "vote of a majority of the outstanding voting securities" necessary to amend a fundamental policy as to any Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of such Fund or
(2) 67% or more of the shares of such Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.


                         PERFORMANCE MEASURES

           Average Annual Total Rate of Return(1), (2), (3)

                      Year Ended         5 Years Ended   10 Years Ended
                      March  31,  1999   March 31, 1999  March 31,  1999     Since Inception

Small Cap Fund
 Ordinary Shares       (18.80)%              10.99%             __           16.73% (8/3/92)
 Institutional Shares  (17.55)%              11.75%             __           14.05% (1/6/93)

Mid Cap Fund
 Ordinary Shares       ( 1.08)%                __               __           22.90% (3/21/95)
 Institutional Shares  ( 1.07)%                __               __           22.63% (4/17/95)

Growth and Income Fund
 Ordinary Shares         12.53%               22.61%          17.47%         16.84% (5/9/85)
 Institutional Shares    14.27%               23.47%            __           17.89% (3/25/91)

International Equity Fund
 Ordinary Shares       (  5.73)%               3.36%           3.09%          3.53% (7/31/87)
 Institutional Shares  (  4.34)%                __              __            2.74% (8/25/94)

Emerging Markets Fund
 Ordinary Shares        (14.27)%                __              __         (  8.16)% (10/3/94)
 Institutional Shares   (12.93)%                __              __         (  7.24)% (4/2/96)

Foreign Value Fund
 Ordinary  Shares          __                   __              __          (16.99)% (5/18/98)
 Institutional Shares      __                   __              __          ( 0.71)% (12/18/98)

(1) Total return with all dividends and capital gains reinvested. The performance data quoted represents past performance. The investment return and principal value of a current investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for the Quantitative Foreign Value Fund are for a limited period of time and are not annualized.

(2) These results reflect the impact of a contractual 2.00% expense cap applicable to the Quantitative Small Cap Fund, Quantitative Growth and Income Fund, and Quantitative International Equity Fund (when applicable), and a voluntary expense cap of 2.25% applicable to the Quantitative Emerging Markets Fund, as described in the Prospectus, and expense waivers and/or reimbursements applicable to the Funds. If the expenses had not been subsidized, where applicable, the performance would have been lower.

(3) The return for the Ordinary Shares of the Funds takes into account a one percent (1%) deferred sales charge imposed at the time of redemption. The deferred sales charge is not imposed in the case of redemptions of Institutional Shares, redemptions of Ordinary Shares of the Mid Cap Fund purchased on or after August 1, 1996, involuntary redemptions, redemptions of Shares tendered for exchange and redemptions of Shares held by contributory plans qualified under Section
     401(k) of the Internal Revenue Code or for certain other redemptions. (See How to Redeem in the Prospectus.)

      From time to time, the Funds may advertise their performance in various ways. These methods include providing information on the returns of the Funds and comparing the performance of the Funds to relevant benchmarks. Performance will be stated in terms of total return. "Total return" figures are based on the historical performance of each Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

      Under the rules of the Securities and Exchange Commission (the "Commission"), funds advertising performance must include total return quotes, "T" below, calculated according to the following formula:

     P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

     T = average annual total return

     n = number of years (1, 5, or 10)

      ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the "n" year period (or fractional portion thereof) at the end of such period.

      The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five, and ten year periods plus the time period since the effective date of the registration statement relating to the particular Fund. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating redeemable value, the deferred sales charge is deducted from the ending redeemable value and all dividends and distributions by the Fund are deemed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed on the Fund. The average annual total returns for the Funds as of December 31, 1998, the last calendar year end preceding the Prospectus and this Statement of Additional Information, are set forth in the Prospectus under the caption Performance.

      In reports to shareholders or other literature, the Funds may compare their performance to that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, it may compare its performance to rankings prepared by Lipper Analytical Services Inc. (Lipper) or Morningstar, Inc., widely recognized independent services that monitor the performance of mutual funds. In making such comparisons, the Funds may from time to time include a total aggregate return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to make a more accurate comparison to other measures of investment return. For such purposes, the Funds calculate their aggregate total return in the same manner as the above formula except that no deferred sales charges are deducted from the ending amount. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. The Funds, however, will disclose the maximum deferred sales charge and will also disclose that the performance data so quoted do not reflect sales charges and that the inclusion of sales charges would reduce the performance quoted. Such alternative information will be given no greater prominence in such sales literature than the information prescribed under Commission rules. Performance information, rankings, ratings, published editorial comments and listings reported in
national   financial  publications  may  also  be  used  in  computing performance of the Funds (if the Funds are listed in any such publication). Performance comparisons should not be considered as representative of the future performance of the Funds.

Independent statistical agencies measure the fund's investment performance and publish comparative information showing how the fund, and other investment companies, performed in specified time periods. Three agencies whose reports are commonly used for such comparisons are set forth below. From time to time, the fund may distribute these
comparisons to its shareholders or to potential investors.   THE
AGENCIES LISTED BELOW MEASURE PERFORMANCE BASED
ON THEIR OWN CRITERIA RATHER THAN ON THE STANDARDIZED PERFORMANCE MEASURES DESCRIBED IN THE PRECEDING SECTION.

      LIPPER ANALYTICAL SERVICES, INC. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value
adjusted for reinvestment of       capital gains and income dividends.
They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

      MORNINGSTAR, INC. distributes mutual fund ratings twice a month.
The ratings are divided into five groups:       highest, above
average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 1-year, 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average assessment of the fund's 1-year, 3-year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investor Service, Inc.

      CDA/WIESENBERGER'S MANAGEMENT RESULTS publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

Independent publications may also evaluate the fund's performance. The fund may from time to time refer to results published in various periodicals, including Barrons, Financial World, Forbes, Fortune, Investor's Business Daily, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

Independent, unmanaged indexes, such as those listed below, may be used to present a comparative benchmark of fund performance. The performance figures of an index reflect changes in market prices, reinvestment of all dividend and interest payments and, where applicable, deduction of foreign withholding taxes, and do not take into account brokerage commissions or other costs. Because the fund is a managed portfolio, the securities it owns will not match those in an index. Securities in an index may change from time to time.

      MUTUAL FUNDS MAGAZINE, INC. publishes mutual fund rankings and is distributed monthly. Mutual Funds Magazine's proprietary All-Star Ratings reflect historical risk-adjusted performance through a specific date and are subject to change. Overall ratings are calculated from the fund's total return, with load-adjustments if applicable, relative to the volatility of its price fluctuations, over a minimum of two years and a maximum of ten years. Separate All-Star Ratings are also calculated for 1-, 3-, 5- and 10-year periods, as applicable. For all periods, the 20% of funds with the highest risk-adjusted returns receive Five Stars; the next highest 20% receive Four Stars, the next highest 20% receive Three Stars, etc.

      THE CONSUMER PRICE INDEX, prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of the rate of inflation. The index shows the average change in the cost of selected consumer goods
and services and does not      represent a return on an investment
vehicle.

THE DOW JONES INDUSTRIAL AVERAGE is an index of 30 common stocks frequently used as a general measure of stock market performance.

      THE DOW JONES UTILITIES AVERAGE is an index of 15 utility stocks frequently used as a general measure of stock market performance.

      CS FIRST BOSTON HIGH YIELD INDEX is a market-weighted index including publicly traded bonds having a rating below BBB by Standard & Poor's and Baa by Moody's.

      THE LEHMAN BROTHERS AGGREGATE BOND INDEX is an index composed of securities from The Lehman Brothers Government/Corporate Bond Index, The Lehman Brothers Mortgage-Backed Securities Index and The Lehman Brothers Asset-Backed Securities Index and is frequently used as a broad market measure for fixed-income securities.

      THE LEHMAN BROTHERS ASSET-BACKED SECURITIES INDEX is an index composed of credit card, auto, and home equity loans. Included in the index are pass-through, bullet (noncallable), and controlled
amortization structured debt    securities; no subordinated debt is
included.  All securities have an average life of at least one year.

      THE LEHMAN BROTHERS CORPORATE BOND INDEX is an index of publicly
issued, fixed-rate, non-convertible      investment-grade domestic
corporate debt securities frequently used as a general measure of the performance of fixed-income securities.

      THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.

      THE LEHMAN BROTHERS INTERMEDIATE TREASURY BOND INDEX is an index of publicly issued U.S. Treasury obligations with maturities of up to ten years and is used as a general gauge of the market for intermediate-term fixed-income securities.

      THE LEHMAN BROTHERS LONG-TERM TREASURY BOND INDEX is an index of publicly issued U.S. Treasury obligations (excluding flower bonds and foreign-targeted issues) that are U.S. dollar-denominated and have
maturities of 10     years or greater.

      THE LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX includes 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association.

      THE LEHMAN BROTHERS MUNICIPAL BOND INDEX is an index of approximately 20,000 investment-grade, fixed-rate tax-exempt bonds.

      THE LEHMAN BROTHERS TREASURY BOND INDEX is an index of publicly issued U.S. Treasury obligations (excluding flower bonds and foreign-targeted issues) that are U.S. dollar denominated, have a minimum of
one year to      maturity, and are issued in amounts over $100
million.

      THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX is an index of approximately 1,482 equity securities listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East, with all values expressed in U.S. dollars.

      THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS INDEX is an index of approximately 1,100 securities representing 20 emerging markets, with all values expressed in U.S. dollars.

      THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX is an index of approximately 1,003 securities available to non-domestic investors representing 26 emerging markets, with all values expressed in U.S. dollars.

      THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX is an index of approximately 1,045 equity securities issued by companies located in 18 countries and listed on the stock exchanges of Europe, Australia, and the Far East. All values are expressed in U.S.
dollars.

      THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE INDEX is an index of approximately 627 equity securities issued by companies located in one of 13 European countries, with all values expressed in U.S. dollars.

      THE MORGAN STANLEY CAPITAL INTERNATIONAL PACIFIC INDEX is an index of approximately 418 equity securities issued by companies located in 5 countries and listed on the exchanges of Australia, New Zealand, Japan, Hong Kong, Singapore/Malaysia. All values are expressed in U.S. dollars.

      THE NASDAQ INDUSTRIAL AVERAGE is an index of stocks traded in The Nasdaq Stock Market, Inc. National Market System.

      THE RUSSELL 1000 INDEX is composed of the 1,000 largest
companies in the Russell 3000 Index, representing      approximately
89% of the Russell 3000 total market capitalization. The Russell 3000 Index is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market.

      THE RUSSELL 2000 INDEX is composed of the 2,000 smallest
companies in the Russell 3000 Index, representing     approximately
11% of the Russell 3000 total market capitalization.

      THE RUSSELL 2000 GROWTH INDEX is composed of securities with greater-than-average growth orientation within the Russell 2000 Index. Each security's growth orientation is determined by a composite score
of the security's price-to-    book ratio and forecasted growth rate.
Growth stocks tend to have higher price-to-book ratios and forecasted growth rates than value stocks. This index is composed of approximately 1,310 companies from the Russell 2000 Index, representing approximately 50% of the total market capitalization of the Russell 2000 Index.

      THE RUSSELL MIDCAP INDEX is composed of the 800 smallest
companies in the Russell 1000 Index, representing     approximately
35% of the Russell 1000 total market capitalization.

      THE RUSSELL MIDCAP GROWTH INDEX is composed of securities with greater-than-average growth orientation within the Russell Midcap Index. Each security's growth orientation is determined by a composite score of the security's price-to-book ratio and forecasted growth rate. Growth stocks tend to have higher price-to-book ratios and forecasted growth rates than value stocks. This index is composed of approximately 450 companies from the Russell 1000 Growth Index, representing 20% of the total market capitalization of the Russell 1000 Growth Index.

      THE SALOMON BROTHERS LONG-TERM HIGH-GRADE CORPORATE BOND INDEX is an index of publicly traded corporate bonds having a rating of at least AA by Standard & Poor's or Aa by Moody's and is frequently used as a general measure of the performance of fixed-income securities.

      THE SALOMON BROTHERS LONG-TERM TREASURY INDEX is an index of U.S. government securities with maturities greater than 10 years.

      THE SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX is an index that tracks the performance of the government bond markets of Australia, Austria, Belgium Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and the United States. Country eligibility is determined by market capitalization and investability criteria.

      THE SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX (non $U.S.) is an index of foreign government bonds calculated to provide a measure of performance in the government bond markets outside of the United States.

      STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX is an index of common stocks frequently used as a general measure of stock market performance.

      STANDARD & POOR'S 40 UTILITIES INDEX is an index of 40 utility stocks.

      STANDARD & POOR'S/BARRA VALUE INDEX is an index constructed by ranking the securities in the Standard & Poor's 500 Composite
Stock Price Index by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the Standard & Poor's 500 Composite Stock Price Index.

                        THE QUANTITATIVE GROUP

    The Trust was established in 1983 as a business trust under Massachusetts law. A copy of the Amended and Restated Declaration of Trust (as amended through July 19, 1993) amending and restating the Agreement and Declaration of Trust dated June 27, 1983, is on file with the Secretary of the Commonwealth of Massachusetts. The Trust has an unlimited authorized number of shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series of such shares and an unlimited number of classes of shares of any such series. Shares are presently divided into six series of shares, the Funds, each comprised of two classes of shares. There are no rights of conversion between shares of different Funds which are granted by the Amended and Restated Declaration of Trust, but holders of shares of either class of a Fund may exchange all or a portion of their shares for shares of a like class in another Fund (subject to their respective minimums). No exchanges are permitted from one class of shares to another class of shares of the same or a different Fund.

    These shares are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote, including the election of Trustees. Shares vote by individual Fund (or class thereof under certain circumstances) on all matters except that (i) when the Investment Company Act of 1940 so requires, shares shall be voted in the aggregate and not by individual Fund and (ii) when the Trustees of the Funds have determined that a matter affects only the interest of one or more Funds, then only holders of shares of such Fund shall be entitled to vote thereon.

    There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares of each Fund and filed with the Fund or by a vote of the holders of two-thirds of the outstanding shares of each Fund at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders, who have been such for at least six months and who hold, in the aggregate, shares having a net asset value of at least $25,000, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Funds have undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

    Shares are freely transferable, are entitled to dividends as declared by the Trustees, and in liquidation of the Trust are entitled to receive the net assets of their Fund, but not of the other Funds. Shareholders have no preemptive rights. The Funds' fiscal year ends on the last day of March.

     Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Funds. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund of which he was a shareholder would be unable to meet its obligations.


                                EXPERTS

       The audited financial statements as of March 31, 1999 incorporated by reference in this Statement of Additional Information have been so included in reliance upon the report of PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, independent accountants, given on the authority of that firm as experts in accounting and auditing.